SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934


                           Date of Report:   	July 16, 1999
                           Date of earliest
                           event reported:   	July 14, 1999


                              Apple Computer, Inc.
             (Exact name of registrant as specified in its charter)


          California                      0-10030             94-2404110
(State or other jurisdiction of      (Commission File     (I.R.S. Employer
incorporation or organization)       Number)              Identification No.)



	                1 Infinite Loop, Cupertino, California 95014
                    (Address of principal executive offices)


      Registrant's telephone number, including area code:   (408) 996-1010


                                 Not Applicable
        (Former name or former address, if changed since last report.)








Exhibit Index on Page 4

                      INFORMATION INCLUDED IN THIS REPORT

Items 1 through 4, 6 and 8 Not Applicable.

Item 5.	Other Events.

     (i) Reference is made to the press release issued to the public by the registrant on July 14, 1999, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.


Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

           (c)       Exhibits

           99.1      Text of press release dated July 14, 1999.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       APPLE COMPUTER, INC.



                                       By:/S/ Fred D. Anderson
                                       Fred D. Anderson,
                                       Executive Vice President and Chief
                                       Financial Officer


Date: July 14, 1999

                               INDEX TO EXHIBITS

Exhibit            Document                                               Page
99.1               Text of Press Release dated July 14, 1999              5

             Apple Announces $500 Million Stock Repurchase Program

CUPERTINO, California July 14, 1999
Apple today announced a plan to repurchase up to $500 million of its common stock.

       "Apple's Board of Directors believes that the Company's stock is a good long term investment," said Steve Jobs, Apple's interim CEO. "We are confident in Apple's future and believe this repurchase program will produce long term benefits for the Company and our shareholders."

Under the plan, the stock will be purchased in the open market or privately negotiated transactions from time to time in compliance with the SEC's
Rule 10b-18, subject to market conditions, applicable legal requirements and other factors. The repurchase plan does not obligate Apple to acquire any specific number of shares and may be suspended at any time.

Apple Computer, Inc. ignited the personal computer revolution in the 1970s with the Apple II, and reinvented the personal computer in the 1980s with the Macintosh. Apple is now recommitted to its original mission to bring the best personal computing products and support to students, educators, designers, scientists, engineers, businesspersons and consumers in over 140 countries around the world.

       Press Contact:
       Rhona Hamilton
       Apple Computer, Inc.
       (408) 974-6439
       hamiton@apple.com

       Investor Relations Contact:
       Joan Hoover
       Apple Computer, Inc.
       (408) 974-4570
       hoover1@apple.com

NOTE TO EDITORS: For additional information visit Apple's PR web site (www.apple.com/pr/) or call Apple's Media Helpline at (408) 974-2042.

Apple, the Apple logo and Macintosh are registered trademarks of Apple Computer, Inc. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.